EXHIBIT 32: Rule 13a-14(b) Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of China Gewang Biotechnology, Inc. (the “Company”) certify that:

1.

The Quarterly Report on Form 10-Q of the Company for the period ended August 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 14, 2016

By: /s/ Li Wang

      Li Wang, Chief Executive Officer

Date:  October 14, 2016

By: /s/ Ming Cheng

      Ming Cheng, Chief Financial Officer